SUPPLEMENT DATED MARCH 7, 2023

TO THE INVESTOR CLASS AND INSTITUTIONAL CLASS PROSPECTUSES

DATED APRIL 28, 2022, AS SUPPLEMENTED, AND

STATEMENT OF ADDITIONAL INFORMATION

DATED JULY 29, 2022, AS SUPPLEMENTED, OF

MATTHEWS ASIA FUNDS

For all existing and prospective shareholders of Matthews Korea Fund – Investor Class Shares (MAKOX) and Institutional Class Shares (MIKOX):

•	The Matthews Korea Fund (the “Fund”) will be converted from a mutual fund to an exchange traded fund (“ETF”), expected to occur on or around July 14, 2023.
•	If you are an existing shareholder of the Fund, and your account CAN hold an ETF, your fund shares will be converted, and no action is needed by you.
•

If you hold shares of the Fund in an account that CANNOT hold an ETF (i.e., your account is not permitted to purchase securities traded in the stock market), there are certain actions you can take. See the “Questions and Answers” section below for further information.

At a meeting held on February 22-23, 2023, the Board of Trustees (the “Board”) of Matthews International Funds, d/b/a Matthews Asia Funds (the “Trust”), approved, on behalf of the Fund, the reorganization (the “Reorganization”) of the Fund into an ETF, which will continue to be managed by Matthews International Capital Management, LLC (“Matthews”). The Board, including all of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund, determined that participation in the Reorganization is in the best interests of the Fund and that the interests of existing shareholders of the Fund will not be diluted as a result of the Reorganization.

Subject to making various filings with the Securities and Exchange Commission and receiving regulatory approval, the Fund will be reorganized into a newly created ETF to be designated the Matthews Korea Active ETF (the “Korea ETF”), which will be a series of the Trust. The Fund and the Korea ETF will have identical investment objectives and fundamental investment policies and substantially similar investment strategies. The Fund will no longer exist after it is reorganized into the Korea ETF. The Korea ETF has not commenced investment operations, and it is not expected to have shareholders before the Reorganization. Matthews estimates that the Reorganization will occur on or around July 14, 2023.

Matthews believes that the Reorganization will provide multiple benefits for investors in the Fund, including lower overall net expenses, additional trading flexibility, increased portfolio holdings transparency and enhanced tax efficiency.

The Reorganization will be conducted pursuant to an Agreement and Plan of Reorganization and Liquidation (the “Plan”). The Reorganization is structured to be a tax-free reorganization under the U.S. Internal Revenue Code of 1986, as amended. As a result, Fund shareholders generally will not recognize a taxable gain (or loss) for U.S. tax purposes as a result of the Reorganization (except with respect to cash received, as noted below).

In connection with the Reorganization, shareholders of the Fund will receive shares in the Korea ETF equal in value to the number of shares of the Fund they own and may receive a cash payment in lieu of fractional shares of the Korea ETF, and the redemption of fractional shares may be a taxable event.

Importantly, in order to receive shares of the Korea ETF as part of the Reorganization, Fund shareholders must hold their shares of the Fund through a brokerage account that can accept shares of an ETF (the Korea ETF). If Fund shareholders do not hold their shares of the Fund through that type of brokerage account, they will not receive shares of the Korea ETF as part of the Reorganization. For Fund shareholders that do not currently hold their shares of the Fund through a brokerage account that can hold shares of the Korea ETF, please see the Q&A that follows for additional actions that those Fund shareholders must take in order to receive shares of the Korea ETF as part of the Reorganization. No further action is required for Fund shareholders that hold shares of the Fund through a brokerage account that can hold shares of the Korea ETF.

Completion of the Reorganization is subject to a number of conditions under the Plan. Fund shareholders are not required to approve the Reorganization. Subject to regulatory approvals, Fund shareholders will receive in or around May 2023 an information statement/prospectus describing in detail both the Reorganization and the Korea ETF, and a summary of the Board’s considerations in approving the Reorganization.

In anticipation of the Reorganization, purchase orders and exchange orders into Fund shares will be accepted by the Fund only until July 12, 2023. Redemption orders and exchange orders into shares of a different Matthews Asia Funds mutual fund will be accepted only until July 13, 2023. These dates may change if the closing date of the Reorganization changes.

IMPORTANT NOTICE ABOUT YOUR FUND ACCOUNT

QUESTIONS AND ANSWERS

The following is a brief Q&A that provides information to help you to determine whether you need to take action with respect to your shareholder account before the Reorganization in order to receive shares of the Korea ETF.

Q.	Why is Matthews converting my mutual fund to an ETF?

A.

Matthews and the Board of Trustees of the Trust believe that the Reorganization will provide multiple benefits for investors of the Fund, including lower net expenses, additional trading flexibility, increased portfolio holdings transparency and the potential for enhanced tax efficiency.

Q.	How will the Korea ETF be managed after the change?

A.	The Korea ETF will be managed in the same manner as the Fund, with no changes to the investment process or the portfolio management team.

Q.	What types of shareholder accounts can receive shares of an ETF as part of the Reorganization?

A.

If you hold your Fund shares in an account that permits you to purchase securities traded on U.S. stock exchanges, such as ETFs or other types of stocks, then you will be eligible to receive shares of the Korea ETF in the Reorganization. No further action is needed by you.

Q.	What types of shareholder accounts cannot receive shares of an ETF as part of the Reorganization?

A.	The following account types cannot hold ETFs:

•

Non-Accommodating Brokerage Accounts. If you hold your Fund shares in an account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your broker or financial intermediary to transfer your shares to an existing or new brokerage account that permits investment in ETF shares. If you do nothing, you will not receive shares of the Korea ETF. Your position will be liquidated at the time of Reorganization and you will receive a cash distribution equal in value to the NAV of your Fund shares less any fees and expenses your intermediary may charge. This event may be taxable. To prevent a taxable event, please contact your broker or financial intermediary to transfer your shares to an existing or new brokerage account.

•

Non-Accommodating Retirement Accounts. If you hold your Fund shares through an IRA or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the Reorganization, or your broker or intermediary may transfer your investment in the Fund to a different investment option before or at the time of the Reorganization.

•

Fund Direct Accounts. If you hold your Fund shares in an account directly with the Fund’s transfer agent, BNY Mellon Investment Servicing (US) Inc., you should: (i) transfer your Fund shares to a brokerage account that can accept ETF shares prior to the Reorganization, or (ii) exchange your Fund shares for shares in a different Matthews Asia Funds mutual fund. If such a change is not made before the Reorganization, you will receive Korea ETF shares equal in value to the NAV of your Fund shares in your account for approximately one year, and if you take no action to transfer your Korea ETF shares to an accommodating brokerage account during that period, your investment will be liquidated and you will receive cash equal in value to the NAV of your Fund shares.

•

Fund Direct IRA or Coverdell Savings Accounts. If you hold your Fund shares in a Traditional, Roth, or SEP individual retirement account (IRA) or a Coverdell Education Savings Account directly with the Fund’s transfer agent, BNY Mellon Investment Servicing (US) Inc., and do not take action to exchange your Fund shares for a different Matthews Asia Funds mutual fund or transfer your investment to a different institution prior to the Reorganization, your Fund shares will be exchanged for a money market fund equal in value to the NAV of your Fund shares.

If you are unsure about the ability of your account to accept shares of an ETF, please contact your broker or financial intermediary.

Q.	How do I transfer my Fund shares to a brokerage account that will accept ETF shares?

A.	The broker where you hold your Fund shares should be able to assist you in transferring your shares to a brokerage account that can accept shares of an ETF.

We suggest you provide your broker with a copy of your most recent shareholder statement. Your broker will require your account number, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign that form, your broker will submit the form to the Fund’s transfer agent directly, and the shares will be transferred into your brokerage account. The sooner you initiate the transfer, the better.

If you do not have a brokerage account or a relationship with a brokerage firm, you will need to open an account with a brokerage firm.

Q.	What if I do not want to own shares of the Korea ETF?

A.

If you do not want to receive shares of the Korea ETF in connection with the Reorganization, you can exchange your Fund shares for shares of another mutual fund in the Matthews Asia Funds mutual fund family or redeem your shares of the Fund. Before doing so, however, you should consider the tax consequences associated with either action. Exchanging or redeeming your Fund shares may be a taxable event. The last date to redeem or exchange your shares before the Reorganization is July 13, 2023. This date may change if the closing date of the Reorganization changes.

* * * * *

In connection with the Reorganization discussed herein, an information statement/prospectus that will be included in a registration statement on Form N-14 will be filed with the Securities and Exchange Commission (the “SEC”). After the registration statement is filed with the SEC, it may be amended or withdrawn and the information statement/prospectus will not be distributed to shareholders unless and until the registration statement becomes effective. Investors are urged to read the materials and any other relevant documents when they become available because they will contain important information about the Reorganization. After they are filed, free copies of the materials will be available for free on the SEC’s web site at www.sec.gov. These materials also will be available at www.matthewsasia.com and a paper copy can be obtained at no charge by calling 1-800-789-ASIA (2472).

This communication is for informational purposes only and does not constitute an offer to sell, nor a solicitation of an offer to buy, any securities.

Please retain this Supplement with your records.

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